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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 12, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10702                34-1531521
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  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut              06880
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         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02.  Non-Reliance on Previously Issued Financial Statements.

         As previously disclosed in Current Reports on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on October 27, 2004 and November 10, 2004, Terex Corporation (the "Company" or "Terex") has commenced a detailed examination of intercompany transactions in an effort to reconcile imbalances in certain of the Company's accounts. Management of the Company has conducted this examination and kept the Board of Directors of the Company and the Audit Committee of the Company's Board of Directors (the "Audit Committee") informed of its progress on a regular basis. In addition, as previously reported in the Current Reports on Form 8-K furnished to the SEC on October 27, 2004 and November 10, 2004, the Audit Committee has retained independent counsel to advise it with respect to this matter and authorized such counsel to conduct an independent investigation into the circumstances giving rise to the imbalances. Both the internal review and independent investigation are ongoing.

         As a result of the Company's internal review, it has identified several errors that require a restatement of certain of the Company's financial statements. Accordingly, on January 12, 2005, the Company's management and the Audit Committee concluded that the financial statements for the years ended December 31, 2001, 2002 and 2003 should no longer be relied upon. The need for the Company to restate the foregoing financial statements arose primarily from the Company's failure to properly record certain intercompany transactions. The Company's rapid growth through acquisitions, complex transactions and facility closures and reorganizations during the periods in question were factors that contributed to the errors.

         While the Company's review activities are still ongoing, significant progress has been made in identifying and correcting the intercompany transactions giving rise to the imbalances. Although management has not made a final determination of all of the adjustments necessary or as to the periods in which all of the correcting entries will be made, the Company believes, as of the date of this filing, that: (i) the substantial portion of the adjustments to the Company's financial statements relate to periods in 2002 and earlier; and
(ii) in management's opinion, the cumulative adjustments required to be made to shareholders' equity at December 31, 2003 resulting from all errors identified to date are expected not to be material to total shareholders' equity, as analyzed in accordance with SEC Staff Accounting Bulletin No. 99 ("SAB 99"). SAB 99 is an SEC publication that provides guidance as to the quantitative and qualitative factors to be considered in making a determination of materiality. Materiality would be indicated by, among other things, quantitative adjustments (generally in excess of 3%) and the qualitative impact on earnings trends, loan covenants and users of financial statements.

         The Company's management and the Audit Committee have kept PricewaterhouseCoopers LLP, the Company's independent registered accounting firm ("PWC"), updated on the status of both the internal review and independent investigation, have discussed the findings to date with PWC, and have informed PWC of the determination that the Company's financial statements specified above should no longer be relied upon. Until the conclusion of the Company's internal review activities and the completion of procedures by the Company's independent registered accounting firm, there can be no assurance that there will not be additional errors discovered that may affect the periods indicated above, which may impact management's determination of the effect of the adjustments necessary to correct any misstatements, or which may require the Company to determine that financial statements of the Company for other fiscal years should no longer be relied upon.

         Upon completion of its examination of the above-described imbalance situation, the Company intends to file appropriate amendments to its filings with the SEC for the applicable periods as may be necessary, including restated financial statements for such periods to the extent required. While no assurance can be given, the Company currently expects that it will complete its review and be in a position to file its Annual Report on Form 10-K for the year ended December 31, 2004 by the required filing date, and to file its Quarterly Report on Form 10-Q for the three months ended September 30, 2004, a restated Annual Report on Form 10-K for the year ended December 31, 2003 and, if required, any applicable Quarterly Reports on Form 10-Q prior thereto. All such filings are

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subject to the prior completion of procedures by the Company's independent registered accounting firm.

         Management's review and the separate investigation by independent counsel retained by the Audit Committee are continuing. While not yet completed, the Company has determined that a "material weakness" (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended) existed in the Company's internal controls over financial reporting as they relate to the recording of certain intercompany transactions. The Public Company Accounting Oversight Board has defined material weakness as "a significant deficiency or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected."

         In 2003, the Company commenced a comprehensive effort to review and improve its controls over its financial reporting processes to assure the accuracy of its financial reports so as to comply fully with the requirements of
Section 404 of the Sarbanes-Oxley Act of 2002 (the "SOX Act"). As part of this review and improvement process, in the later part of 2003, a new financial reporting system was put in place allowing for a more detailed and thorough review of accounts on a timely basis through analytical report writing functions, as well as automated back office functions. Additionally, internal controls have been modified to require, among other things, monthly activity balancing and the requirement that any reconciling item that is not resolved within a specified period of time be escalated for prompt resolution. The Company has also changed its reporting relationship for operating financial personnel so that they now report directly to the corporate financial group, and the Company will provide enhanced training for all financial personnel. The Company also intends, among other things, to add additional personnel to the financial organization as necessary, simplify its reporting structure and migrate to a more common information technology platform. These measures are consistent with the principles of the Company's previously announced Terex Improvement Process and are intended to prevent this type of situation from occurring in the future.

         While management believes that it has taken adequate measures during 2004 to institute processes and controls as they relate to recording of intercompany transactions, due to the ongoing evaluation and testing of the Company's internal controls by management and the Company's independent registered accounting firm, and the adjustments to the historical financial statements referred to in this filing, there can be no assurance that "material weaknesses" do not exist that management and the independent registered accounting firm would be required to report in their assessment of the effectiveness of the Company's internal control structure over financial reporting as of December 31, 2004 in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 as required by Section 404 of the SOX Act.

         The Company is currently in compliance with the terms of its Amended and Restated Credit Agreement dated as of July 3, 2002, as amended (the "Credit Agreement"), and the Indentures (collectively, the "Indentures") pursuant to which the Company's outstanding Senior Subordinated Notes were issued. In addition, after giving affect to all of the adjustments identified to date, the Company would have been in compliance with the terms of its Credit Agreement and the Indentures during all prior periods.

         Under the terms of the Credit Agreement, the Company is required to provide audited financial statements for its fiscal year ended December 31, 2004 to its lenders under the Credit Agreement on or before March 31, 2005. The Company currently anticipates being able to timely provide such audited financial statements. However, if the Company does not provide these financial statements by such time, the lenders under the Credit Agreement may notify the Company of such failure, and the Company then will have 15 days from the date of such notice to provide the audited financial statements to the lenders. If the Company is unable to provide these financial statements within this time frame, and the Company is unable to obtain a waiver of such requirement from its lenders under the Credit Agreement, an event of default would occur under the Credit Agreement. While the Company has kept the agent for the lenders under the Credit Agreement up to date on the progress of its review and has no reason to believe that it will be unable to obtain the necessary waiver from the lenders under the Credit Agreement should it become necessary, the occurrence of an

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event of default under the Credit Agreement could result in the lenders terminating the Company's revolving credit facility and declaring all outstanding loans under the Credit Agreement due and payable. In addition, if the lenders under the Credit Agreement were to declare all outstanding loans under the Credit Agreement to be due and payable, such acceleration would constitute an event of default under the Indentures, which would permit the holders of the notes issued pursuant to the Indentures to declare such notes due and payable.

         A copy of the Company's press release issued on January 13, 2005 announcing the events described above is included as Exhibit 99.1 to this Form 8-K.

         Safe Harbor Statement. The above contains forward-looking statements based on Terex's current expectations and projections about future events. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: Terex's significant amount of debt and its need to comply with restrictive covenants contained in Terex's debt agreements; Terex's continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; Terex's ability to file its periodic reports with the SEC on a timely basis; Terex's ability to ensure that all intercompany transactions will be properly recorded in the future; that there will not be any "material weaknesses" that Terex and its independent registered accounting firm would be required to report in Terex's assessment of the effectiveness of the Company's internal control structure over financial reporting as of December 31, 2004 in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 as required by
Section 404 of the SOX Act; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. In addition, until the review by Terex of the transactions in question is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on January 13, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2005


                                TEREX CORPORATION


                                By: /s/  Phillip C. Widman
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                                    Name: Phillip C. Widman
                                    Title:  Senior Vice President and
                                    Chief Financial Officer




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